Exhibit 99.1

FOR IMMEDIATE RELEASE

Five Star Senior Living Announces New Strategic Plan Which Will Reposition Senior Living Management Business and Completely Exit the Skilled Nursing Business

Five Star is Capitalizing on its Operational Strengths with Enhanced Focus on Larger Senior Living Communities and Stand-Alone Active Adult and Independent Living Communities

Five Star to Exit Management of 108 Smaller Senior Living Communities with Approximately 7,500 Living Units and Exit Skilled Nursing Business

Five Star to Continue Operating 144 Senior Living Communities with Approximately 20,200 Living Units

Newton, MA (April 9, 2021): Five Star Senior Living Inc. (Nasdaq: FVE), or Five Star, today announced a new strategic plan to reposition its senior living management business to focus on larger independent living, assisted living and memory care communities as well as stand-alone active adult and independent living communities.

As part of the implementation of this new plan, Five Star will be amending its management arrangements with Diversified Healthcare Trust (Nasdaq: DHC), or DHC, to allow for the transition of 108 smaller senior living communities with approximately 7,500 living units, which Five Star currently manages for DHC, to other operators. Five Star will also close and reposition the skilled nursing units in all continuing care retirement communities (CCRCs) that Five Star will continue to manage for DHC, which includes approximately 1,500 living units. The transition of management to other operators as well as the closing and repositioning of the skilled nursing units in the CCRCs is expected to be completed before year end 2021.

Five Star will continue to operate 144 senior living communities with approximately 20,200 living units, including managing 120 senior living communities with approximately 17,900 living units for DHC, as well as operating its existing owned and leased portfolio of 24 communities with approximately 2,300 living units. Five Star will also continue to grow its rehabilitation and wellness services business.

Katherine Potter, President and Chief Executive Officer, made the following statement regarding today’s announcement:

“The implementation of Five Star’s new strategic plan allows us to build on our operational strengths at larger senior living communities and stand-alone active adult and independent living communities while continuing to evolve our choice-based, financially flexible rehabilitation and wellness services offerings to meet the changing needs and preferences of older adults. We believe that this shift in our focus is critical to the future success of Five Star and better positions us to expand our senior living management business and continue to diversify revenue sources in the future. More specifically, the implementation of this new strategic plan will showcase the operational strengths of Five Star to current and potential partners and customers in the future.

“While today marks another important step forward, we remain dedicated to our team members throughout the repositioning, and thank them for their steadfast commitment to safety, care and engagement with the residents in our communities.”

The portfolio Five Star will continue to manage for DHC represents 66% of the existing managed portfolio units and approximately 60% of Five Star’s management fee revenues for the year ended December 31, 2020. This retained portfolio of 120 communities managed for DHC outperformed the total DHC managed portfolio with 110 basis points (bps) higher average occupancy and 280 bps higher EBITDA margin for the year ended December 31, 2020. The communities to be transitioned represent approximately 40% of Five Star’s management fee revenues from DHC, but less than 12% of Five Star’s total management and operating revenues for the year ended December 31, 2020. Five Star expects to partially offset the resulting revenue loss with expense reductions to right-size operations. Five Star expects to incur net non-recurring restructuring costs of up to $5.5 million in connection with implementing this new strategic plan. More financial details will be provided when Five Star reports its first quarter 2021 financial results, scheduled for May 5, 2021.

In connection with this new strategic plan, Five Star and DHC have also agreed to make certain additional changes to their management arrangements, including extending the term to December 31, 2036, eliminating DHC’s right to sell communities without payment to Five Star of a termination fee, eliminating the cap on Five Star’s incentive fee and modifying DHC’s rights to terminate for performance.

About Five Star Senior Living Inc.:

FVE is a senior living and rehabilitation and wellness services company. As of December 31, 2020, FVE operated 252 senior living communities (29,271 living units) located in 31 states, including 228 communities (26,969 living units) that it managed and 24 communities (2,302 living units) that it owned or leased. FVE operates communities that include independent living, assisted living, memory care, continuing care retirement communities and skilled nursing facilities. Additionally, FVE's rehabilitation and wellness services segment includes Ageility®, a division of FVE, which provides rehabilitation and wellness services within FVE communities as well as to external customers. As of December 31, 2020, Ageility operated 207 outpatient rehabilitation clinics and 37 inpatient rehabilitation clinics in 28 states. FVE is headquartered in Newton, Massachusetts.

Forward Looking Statements

This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever Five Star Senior Living Inc. uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "will", “may” and negatives or derivatives of these or similar expressions, Five Star is making forward-looking statements, including statements about the steps expected to be taken in connection with Five Star’s new strategic plan and the timing, costs, savings and benefits related to such steps, as well as Five Star’s expectations for the operation and performance of the business following implementation of such strategic plan. These forward-looking statements are based upon Five Star’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by Five Star’s forward-looking statements. For example, Five Star may not be able to implement each of its strategic initiatives in a timely manner or at all, the costs of such initiatives may be more than it expects, it may not realize the benefits it anticipates from the new strategic plan, and it may not be able to achieve its objectives following implementation of such strategic plan, including partially offsetting the revenue loss from the communities it intends to transition with expense reductions to right-size operations, on the anticipated timeline or at all. Further, although Five Star’s Board of Directors and DHC’s Board of Trustees, including the Independent Directors and Independent Trustees, have agreed in principal to the terms of the changes to the management arrangements described in this press release, definitive documentation related to these changes has not been entered into; therefore, the timing and terms thereof may be delayed or may change. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond Five Star's control.

The information contained in Five Star’s filings with the Securities and Exchange Commission, or SEC, including under “Risk Factors” in Five Star’s periodic reports, or incorporated therein, identifies other important factors that could cause Five Star’s actual results to differ materially from those stated in or implied by Five Star’s forward-looking statements. Five Star’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, Five Star does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Contact:
Olivia Snyder, Manager, Investor
Relations (617) 796-8245
www.fivestarseniorliving.com

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